UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 9, 2013
Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34460	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4820 Eastgate Mall, Suite 200, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On May 9, 2013, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the first quarter for 2013.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

Exhibit No.	Description
99.1	May 9, 2013 Press Release by Kratos Defense & Security Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: May 9, 2013	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

FOR IMMEDIATE RELEASE	Press Contact: Yolanda White 858-812-7302 Direct Investor Information: 877-934-4687 investor@kratosdefense.com

Kratos Reports First Quarter 2013 Financial Results

Revenue of $252.8 Million

Organic Revenue Growth of 8.3% Compared to First Quarter 2012

Public Safety and Security Business Organic Revenue Growth of 24.6%

Pro Forma EPS of $0.06

Affirms Previously Provided Fiscal Year 2013 Financial Guidance

SAN DIEGO, CA, May 9, 2013 – Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS), a leading National Security Solutions provider, today reported first quarter revenues of $252.8 million, an increase of 20.7 percent over the first quarter of 2012.  Excluding the contributions from Composite Engineering, Inc. (CEI), which was acquired in June of 2012, Kratos generated year over year organic revenue growth of 8.3% for the first quarter of 2013 over first quarter 2012.  Kratos' first quarter results also included year over year organic growth of 24.6% in its Public Safety & Security Solutions (PSS) business, with strong security and surveillance system integration demand in the municipality, mass transit, energy, healthcare and education vertical markets.  Kratos’ first quarter results also included important contributions from Kratos' contracts supporting Intelligence, Surveillance and Reconnaissance, Satellite Communications, Missile Defense, Missile System, Radar, Electronic Warfare, Cyber Security, Unmanned Aerial Drone, Aerial Target and Aerial System programs.  In the first quarter of 2013, Kratos' legacy traditional government information technology and services business, which represents approximately 10 percent of Kratos' overall revenues, declined 12.4% on a year over year basis.

Kratos also reported for the first quarter 2013 Adjusted EBITDA of $27.0 million or 10.7 percent of revenue, Cash Flow from Continuing Operations of $5.1 million, Free Cash Flow of $1.8 million, and Pro Forma EPS from Continuing Operations of $0.06.  Kratos believes that reporting Pro Forma EPS is a meaningful metric to present the Company’s earnings.  Pro Forma EPS excludes non-cash amortization expenses, as the Company has historically been acquisitive, and includes cash actually expected to be paid for income taxes in order to reflect the benefit of the Company's Net Operating Loss carryforwards of over $340 million.  GAAP EPS was a loss of $0.18, which includes a loss from discontinued operations of $0.04.

For the first quarter of 2013, Kratos generated a book-to-bill ratio of 0.6 to 1.0, with Kratos' PSS business generating a book-to-bill ratio of 1.2 to 1.0.  On a rolling 12-month basis, Kratos' book-to-bill ratio remained at 1.0 to 1.0.  At March 31, 2013, Kratos reported total backlog of $1.2 billion and a qualified bid and proposal pipeline of $3.8 billion.

Today, approximately 65 percent of Kratos’ business is focused on providing or supporting specialty products and technology for foundational or strategic National Security programs and priorities, including Anti-Access/Area Denial related initiatives.  An additional approximate 25 percent of Kratos' business is focused on providing critical infrastructure security, public safety and cyber security related products and solutions for certain of our country’s most strategic and important assets, municipalities and agencies.  Approximately 30 to 35 percent of Kratos' overall business is funded by commercial or international security focused customers rather than by U.S. Federal Agencies.  Additionally, no single Kratos contract is expected to account for more than approximately 5 percent of Kratos’ forecasted 2013 revenue.  Kratos believes this global customer and contract diversification is an important differentiator in today’s overall integrated global security market environment.

Kratos also today affirmed its previously communicated full year fiscal 2013 Revenue, Adjusted EBITDA and Free Cash Flow financial guidance.

Eric DeMarco, Kratos’ President & CEO, said, “Kratos had a solid first quarter, with our Public Safety and Security business exceeding our revenue expectations, and we believe that we will see growth and EBITDA rate expansion in PSS throughout 2013, with strong demand for Kratos' security and video surveillance system integration solutions as a result of heightened security awareness in the United States.  Although the FY’13 Appropriations Bill and current Sequestration have resulted in certain Kratos work being either reduced in scope or delayed, other major Kratos supported programs, including LCS, P-8, EA-18G, Trident II D5, MALD, Patriot, THAAD, AEGIS, Iron Dome, AFSAT and Arrow, remain solidly funded.  We also have a number of large DoD and international opportunities we are pursuing, including in the Cyber, Missile Defense, Electronic Warfare, Radar and ISR areas, where awards are currently expected to be made in the second half of 2013.  Additionally, in the aerial drone area, we have accelerated our planned investment in certain new Kratos aircraft from our initial budget due to customer opportunities that have materialized faster than we originally anticipated, and demonstration flights will now be required in the second half of 2013.  The planned IR&D, non-recurring engineering and capital spend for these aircraft of approximately $3.0 million, which was previously forecasted to be incurred throughout all of 2013, will now be substantially incurred by Kratos in our second quarter so that we can meet the required customer flight schedules in the second half of this year.  Accordingly, even though we are off to a strong start for 2013, due to continued significant U.S. Federal Government Budget uncertainty, we are reaffirming our full fiscal year 2013 revenue, Adjusted EBITDA, Free Cash Flow and quarterly revenue guidance, with a slight shift between quarters in EBITDA margin rate as a result of the accelerated opportunities.”

Management will discuss the financial results in a conference call beginning at 2:00 p.m. Pacific (5:00 p.m. Eastern) today. Analysts and institutional investors may participate in the conference call by dialing 866-393-0674, referencing the call by ID number 34752903.  The general public may access the conference call by dialing (877) 344-3935 or on the day of the event by visiting www.kratosdefense.com for a simultaneous webcast. A replay of the webcast will be available on the Kratos web site approximately two hours after the conclusion of the conference call.

About Kratos Defense & Security Solutions
Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS) is a specialized National Security technology business providing mission critical products, services and solutions for United States National Security.  Kratos' core capabilities are sophisticated engineering, manufacturing and system integration offerings for National Security platforms and programs. Kratos' areas of expertise include Command, Control, Communications, Computing, Combat Systems, Intelligence, Surveillance and Reconnaissance (C5ISR), satellite communication systems, electronic warfare, unmanned systems, missile defense, cyber warfare, cybersecurity, information assurance, and critical infrastructure security.  Kratos has primarily an engineering and technically oriented work force of approximately 4,200.  The vast majority of Kratos' work is performed on a military base, in a secure facility or at a critical infrastructure location.  Kratos' primary end customers are national security related agencies.  News and information are available at www.KratosDefense.com.

Notice Regarding Forward-Looking Statements

This news release and filing contains certain forward-looking statements that involve risks and uncertainties, including, without limitation, express or implied statements concerning the Company’s expectations regarding its future financial performance, bid and proposal pipeline, demand for its products and services, performance of key contracts, timing and expected impact of integration and divestiture activities, and market and industry developments, including the potential impact of sequestration and the impact of Federal budget cuts on our business. Such statements are only predictions, and the Company’s actual results may differ materially. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Factors that may cause the Company’s results to differ include, but are not limited to: risks of adverse regulatory action or litigation; risks associated with debt leverage; risks that our cost cutting initiatives will not provide the anticipated benefits; risks that changes, cutbacks or delays in spending by the U.S. Department of Defense may occur, which could cause delays or cancellations of key government contracts; risks that changes may occur in Federal government (or other applicable) procurement laws, regulations, policies and budgets; risks of the availability of government funding for the Company's products and services due to performance, cost growth, or other factors, changes in government and customer priorities and requirements (including cost-cutting initiatives, the potential deferral of awards, terminations or reduction of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional committee recommendations or automatic sequestration under the Budget Control Act of 2011), risks of increases in the Federal government initiatives related to in-sourcing; risks related to security breaches, including cyber security attacks and threats or other significant disruptions of our information systems, facilities and infrastructures; risks related to our compliance with applicable contracting and procurement laws, regulations and standards; risks relating to contract performance; risks of our subcontractors or suppliers failure to perform their contractual obligations, including the appearance of counterfeit parts in our products; changes in the competitive environment (including as a result of bid protests); failure to successfully integrate acquired operations and competition in the marketplace which could reduce revenues and profit margins; risks associated with our planned divestiture of certain non-core businesses; risks that potential future goodwill impairments will adversely affect our operating results; risks that anticipated tax benefits will not be realized in accordance with our expectations; risks that a change in ownership of our stock could cause further limitation to the future utilization of our net operating losses; risks that the current economic environment will adversely impact our business; and risks related to natural disasters or severe weather. These and other risk factors are more fully discussed in the Company’s Annual Report on Form 10-K for the period ended December 30, 2012, and in our other filings made with the Securities and Exchange Commission.

Note Regarding Use of Non-GAAP Financial Measures

This news release contains non-GAAP financial measures, including  Pro Forma EPS (computed using net income (loss) from continuing operations before income taxes, excluding amortization of purchased intangibles, acquisition related items less the estimated tax cash payments), Adjusted EBITDA (which excludes losses from discontinued operations, acquisition related items, stock compensation expense, and the associated margin rates), and Free Cash Flow (which is computed using Cash Flow from Operating Activities less Capital Expenditures).   Kratos believes this information is useful to investors because it provides a basis for measuring the Company’s available capital resources, the actual and forecasted operating performance of the Company’s business and the Company’s cash flow, excluding extraordinary items and non-cash items that would normally be included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles.  The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s actual and forecasted operating performance, capital resources and cash flow.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and investors should carefully evaluate the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements.  In addition, non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.  As appropriate, the most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to the Company’s financial results prepared in accordance with GAAP are included in this news release.

Kratos Defense & Security Solutions
Unaudited Condensed Consolidated Statements of Operations
(in millions, except per share data)

	Three Months Ended
	March 31,	March 25,
	2013	2012

Service revenues	$ 115.5	$ 102.1
Product sales	137.3	107.4
Total revenues	252.8	209.5
Cost of service revenues	88.2	79.8
Cost of product sales	98.9	71.9
Total costs	187.1	151.7
Gross profit - services	27.3	22.3
Gross profit - products	38.4	35.5

Total gross profit	65.7	57.8

Selling, general and administrative expenses	38.9	32.5
Merger and acquisition expenses	0.1	0.9
Research and development expenses	4.9	3.6
Depreciation	1.0	1.2
Amortization of intangible assets	9.3	10.5
Operating income	11.5	9.1
Interest expense, net	(16.2)	(16.1)
Other income (expense), net	(0.7)	0.4
Loss from continuing operations before income taxes	(5.4)	(6.6)
Provision (benefit) for income taxes	2.8	(4.1)
Loss from continuing operations	(8.2)	(2.5)
Loss from discontinued operations, net of taxes	(2.1)	(0.5)
Net loss	$ (10.3)	$ (3.0)

Basic loss per common share:
Loss from continuing operations	$ (0.14)	$ (0.08)
Loss from discontinued operations, net of taxes	(0.04)	(0.01)
Net loss	$ (0.18)	$ (0.09)

Diluted loss per common share:
Loss from continuing operations	$ (0.14)	$ (0.08)
Loss from discontinued operations, net of taxes	(0.04)	(0.01)
Net loss	$ (0.18)	$ (0.09)

Weighted average common shares outstanding
Basic	56.6	32.5
Diluted	56.6	32.5

Adjusted EBITDA (1)	$ 27.0	$ 25.1

Note: (1) Adjusted EBITDA is a non-GAAP measure defined as GAAP net income (loss) plus (income) loss from discontinued
operations, interest expense, net, income taxes, depreciation and amortization, stock compensation, amortization of intangible assets, and merger and acquisition expenses.

Adjusted EBITDA as calculated by us may be calculated differently than EBITDA for other companies. We have provided Adjusted
EBITDA because we believe it is a commonly used measure of financial performance in comparable companies and is provided to help investors evaluate companies on a consistent basis, as well as to enhance an understanding of our operating results. Adjusted
EBITDA should not be construed as either an alternative to net income or as an indicator of our operating performance or an alternative to cash flows as a measure of liquidity. Please refer to the following table that reconciles GAAP net loss to Adjusted EBITDA:

Reconciliation of Net loss to Adjusted EBITDA is as follows:

	Three Months Ended
	March 31,	March 25,
	2013	2012

Net loss	$ (10.3)	$ (3.0)
Loss from discontinued operations	2.1	0.5
Merger and acquisition expenses	0.1	0.9
Interest expense, net	16.2	16.1
Provision (benefit) for income taxes	2.8	(4.1)
Depreciation *	4.9	3.1
Stock compensation	1.9	1.1
Amortization of intangible assets	9.3	10.5

Adjusted EBITDA	$ 27.0	$ 25.1

* Includes depreciation reported in cost of service revenues and product sales.

Kratos Defense & Security Solutions
Unaudited Segment Data
(in millions)

	Three Months Ended
	March 31,	March 25,
	2013	2012
Revenues:
Government Solutions	$ 202.2	$ 168.9
Public Safety & Security	50.6	40.6
Total revenues	$ 252.8	$ 209.5

Operating income (loss) from continuing operations:
Government Solutions	$ 12.2	$ 9.6
Public Safety & Security	1.2	1.2
Other activities	(1.9)	(1.7)
Total operating income from continuing operations	$ 11.5	$ 9.1

Note: Other activities in the three months ended March 31, 2013 and March 25, 2012 include merger and acquisition expenses of
$0.1 million and $0.9 million, respectively.

Reconciliation of consolidated Adjusted EBITDA to Adjusted EBITDA by segment is as follows:

	Three Months Ended
	March 31,	March 25,
	2013	2012

KGS	$ 24.7	$ 23.1
% of revenue	12.2%	13.7%
PSS	2.3	2.0
% of revenue	4.5%	4.9%
Total	$ 27.0	$ 25.1
% of revenue	10.7%	12.0%

Kratos Defense & Security Solutions
Unaudited Condensed Consolidated Balance Sheet
(in millions)

	As of
	March 31,	December 30,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$ 51.6	$ 49.0
Restricted cash	5.3	5.5
Accounts receivable, net	281.8	271.9
Inventoried costs	88.2	94.3
Prepaid expenses	18.0	17.4
Other current assets	10.2	17.3
Total current assets	455.1	455.4
Property, plant and equipment, net	84.0	85.6
Goodwill	596.4	596.4
Intangible assets, net	96.8	106.1
Other assets	38.3	40.4
Total assets	$ 1,270.6	$ 1,283.9
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$ 71.6	$ 83.6
Accrued expenses	41.7	46.4
Accrued compensation	43.4	47.8
Accrued interest	21.7	6.3
Billings in excess of costs and earnings on uncompleted contracts	48.4	43.7
Deferred income tax liability	29.0	28.9
Other current liabilities	19.8	22.1
Total current liabilities	275.6	278.8
Long-term debt principal, net of current portion	629.5	629.7
Long-term debt premium	17.7	18.7
Other long-term liabilities	32.2	32.6
Total liabilities	955.0	959.8
Commitments and contingencies
Stockholders’ equity:
Preferred stock, 5,000,000 shares authorized, $0.001 par value, no shares outstanding at March 31, 2013 and December 30, 2012.
Common stock, $0.001 par value, 195,000,000 shares authorized; 56,654,577 and 56,613,024 shares issued and outstanding at March 31, 2013 and December 30, 2012, respectively.
Additional paid-in capital	848.8	847.1
Accumulated other comprehensive loss	(0.7)	(0.8)
Accumulated deficit	(532.5)	(522.2)
Total stockholders’ equity	315.6	324.1
Total liabilities and stockholders’ equity	$ 1,270.6	$ 1,283.9

Kratos Defense & Security Solutions
Unaudited Condensed Consolidated Statement of Cash Flows
(in millions)

	Three Months Ended
	March 31,	March 25,
	2013	2012
Operating activities:
Net loss	$ (10.3)	$ (3.0)
Less: Loss from discontinued operations	(2.1)	(0.5)
Loss from continuing operations	(8.2)	(2.5)
Adjustments to reconcile loss from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	14.2	13.6
Stock‑based compensation	1.9	1.1
Amortization of deferred financing costs	1.3	1.3
Amortization of premium on Senior Secured Notes	(1.0)	(1.0)
Provision for doubtful accounts	0.1	0.3
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(9.8)	12.9
Inventoried costs	6.3	(7.1)
Prepaid expenses and other assets	-	(4.9)
Accounts payable	(12.0)	6.0
Accrued compensation	(4.3)	0.7
Accrued expenses	(4.7)	(3.7)
Accrued interest payable	15.3	15.6
Billings in excess of costs and earnings on uncompleted contracts	4.9	(1.1)
Income tax receivable and payable	2.9	(5.0)
Other liabilities	(1.8)	(1.2)
Net cash provided by operating activities from continuing operations	5.1	25.0
Investing activities:
Cash paid for acquisitions, net of cash acquired	1.2	(21.5)
Decrease in restricted cash	0.2	0.4
Capital expenditures	(3.3)	(2.7)
Net cash used in investing activities from continuing operations	(1.9)	(23.8)
Financing activities:
Repayment of debt	(0.3)	(0.3)
Other	(0.2)	(0.1)
Net cash used in financing activities from continuing operations	(0.5)	(0.4)
Net cash flows from continuing operations	2.7	0.8
Net operating cash flows from discontinued operations	0.2	3.9
Effect of exchange rate changes on cash and cash equivalents	(0.3)	(0.1)
Net increase in cash and cash equivalents	2.6	4.6
Cash and cash equivalents at beginning of period	49.0	69.6
Cash and cash equivalents at end of period	$ 51.6	$ 74.2

Kratos Defense & Security Solutions
Unaudited Non-GAAP Measures
Adjusted Earnings Before Amortization and Acquisition Related Expenses
(in millions, except per share data)

	Three Months Ended
	March 31,	March 25,
	2013	2012

Loss from continuing operations before taxes	$ (5.4)	$ (6.6)
Add: Amortization of intangible assets	9.3	10.5
Add: Merger and acquisition expenses	0.1	0.9
Adjusted income from continuing operations before income taxes	$ 4.0	$ 4.8
Estimated cash tax provision	0.8	1.0
Adjusted income from continuing operations before acquisition and amortization expenses	$ 3.2	$ 3.8

Diluted income per common share:
Adjusted income from continuing operations	$ 0.06	$ 0.12

Weighted average common shares outstanding
Diluted	56.6	32.5

Free Cash Flow
(in millions)

	Three Months Ended
	March 31,	March 25,
	2013	2012
Net cash provided by operating activities from continuing operations	$ 5.1	$ 25.0
Less: Capital expenditures	(3.3)	(2.7)
Free cash flow	$ 1.8	$ 22.3

-end-